UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report - April 12, 2001

                                   VICON INDUSTRIES, INC.
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                   (Exact name of registrant as specified in its charter)

     New York                    1-7939                             11-2160665
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(State of Incorporation)   (Commission File Number)     (IRS Employer
                                                         Identification Number)

      89 Arkay Drive, Hauppauge, New York              11788
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      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code 631-952-2288
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Item 5.  Other Events
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The  registrant and the United States Postal Service have agreed to an extension to June 30, 2001 of a nationwide exclusive CCTV systems and equipment supply contract.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VICON INDUSTRIES,INC.


Date:  April 12, 2001                          By:/s/  John M. Badke
                                                       --------------
                                                       John M. Badke
                                                       Vice President - Finance
                                                       Chief Financial Officer